[LOGO]  TRILLIUM
                                                    ASSET MANAGEMENT

                                            PROSPECTUS

                                            September 1, 2000







THE FUND SEEKS LONG TERM                     THE
CAPITAL  APPRECIATION. YOU                   ADVOCACY
MAY PURCHASE FUND SHARES                     FUND
WITHOUT A SALES CHARGE.




THE INFORMATION IN THIS
PROSPECTUS IS NOT COMPLETE
AND MAY BE  CHANGED. WE
MAY NOT SELL  THESE
SECURITIES  UNTIL  THE
REGISTRATION   STATEMENT
FILED  WITH  THE  SECURITIES
AND EXCHANGE COMMISSION IS
EFFECTIVE.  THIS PROSPECTUS
IS NOT AN OFFER TO SELL THESE
SECURITIES  AND IT IS NOT
SOLICITING AN OFFER TO BUY
THESE SECURITIES IN ANY STATE
WHERE THE OFFER OR SALE IS NOT
PERMITTED.

THE SECURITIES  AND EXCHANGE
COMMISSION HAS NOT APPROVED OR
DISAPPROVED  THE FUND'S  SHARES
OR  DETERMINED  WHETHER THIS
PROSPECTUS IS ACCURATE OR COMPLETE.
ANY  REPRESENTATION  TO THE
CONTRARY  IS A CRIMINAL OFFENSE.


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                                                               THE ADVOCACY FUND
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TABLE OF CONTENTS


RISK/RETURN SUMMARY                                                            2



PERFORMANCE INFORMATION                                                        2



FEE TABLES                                                                     3



INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS      4



MANAGEMENT                                                                     7



YOUR ACCOUNT                                                                   9


   How to Contact the Fund                                                     9

   General Information                                                         9

   Buying Shares                                                              10

   Selling Shares                                                             12

   Exchange Privileges                                                        14

   Retirement Accounts                                                        14



ADVISER PAST PERFORMANCE                                                      15



OTHER INFORMATION                                                             16



FINANCIAL HIGHLIGHTS                                                          16






                                                                               1
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THE ADVOCACY FUND
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
RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND        THE ADVOCACY FUND

COMMON STOCK                  INVESTMENT  OBJECTIVE  The  investment  goal of The Advocacy Fund
means an equity or            (the  "Fund"),  as managed by its  investment  adviser,  Trillium
ownership interest in         Asset  Management  Corporation  (the  "Adviser"),   is  long-term
a company                     capital appreciation.
LARGE-CAP STOCKS
mean securities of            PRINCIPAL  INVESTMENT  STRATEGY  The  Fund  uses a  "growth  at a
companies the market          reasonable  price  investing"  style by  investing  under  normal
capitalization of which       circumstances  at least 65  percent  of its  total  assets in the
is in excess of $10           common stock of  large-cap  domestic  companies  that the Adviser
billion                       believes  have superior  earnings  growth  prospects  relative to
MARKET CAPITALIZATION         their industry but which are available at attractive  valuations.
of a company means the        The Fund seeks to invest in companies  that the Adviser  believes
value of the company's        are making a positive contribution to society and the economy and
common stock in the           whose business  practices  meet the criteria  outlined in "Social
stock market                  Objectives"  (see below).  In addition,  a limited portion of the
GROWTH AT A REASONABLE        Fund's  portfolio will be used to purchase  securities of certain
PRICE INVESTING               companies  in  order  to  advocate   policy  changes  within  the
means to invest in stocks     companies.
of companies that, in the
Adviser's opinion, offer      PRINCIPAL RISKS OF INVESTING IN THE FUND
faster than average
projected  earnings growth    You could lose money on your  investment in the Fund, or the Fund
relative to their industry    could  under-perform  other investments,  if any of the following
peer group but which are      occur:
attractively valued
relative to their industry    o    The stock market does not recognize  the earnings  potential of the stocks in the Fund's portfolio
                              o    The Adviser's judgment as to the growth potential of a stock proves to be wrong
                              o    The stock market goes down
                              o    The Fund's social  criteria may eliminate  some stocks which might have  higher  returns  than the stocks  from which the
                                   Adviser is able to choose
                              o    Changes in  company  social  policies  may cause the sale of stocks that subsequently perform well

                              WHO MAY WANT TO INVEST IN THE FUND

                              The Fund may be appropriate for you if you:

                              o    Want your  assets  invested  to  further  social  equity and environmental sustainability
                              o    Are  looking  for  a   well-diversified   equity   portfolio
                                   providing potential growth of your investment
                              o    Are willing to tolerate  significant changes in the value of your investment
                              o    Are pursuing a long-term goal
                              o    Are willing to accept the higher  short-term risk of a stock fund

                              The Fund may NOT be appropriate for you if you:

                              o    Want an  investment  that pursues  market  trends or focuses only on particular sectors or industries
                              o    Need regular income or stability of principal
                              o    Are  pursuing  a  short-term  goal  or  investing  emergency reserves

                              PERFORMANCE INFORMATION

                              Performance  information is not provided because the Fund had not commenced operations prior to the date of this Prospectus.

2
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                                                               THE ADVOCACY FUND
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FEE TABLES

The following tables describe the various fees and expenses that you will bear if you invest in the Fund.

Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES
(fees paid directly from your investment)
     Maximum Sales Charge (Load) Imposed on Purchases                     None
     Maximum Sales Charge (Load) Imposed on Reinvested Distributions      None
     Maximum Deferred Sales Charge (Load)                                 None
     Redemption Fee                                                       None
     Exchange Fee                                                         None

ANNUAL FUND OPERATING EXPENSES (1)
(expenses that are deducted from Fund assets)
     Advisory Fees                                                        0.65%
     Distribution (12b-1) Fees                                            0.25%
     Other Expenses                                                       0.60%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                   1.50%

(1) Based on estimated amounts for the current fiscal year ending June 30, 2001.
(2) The Adviser has voluntarily undertaken to waive a portion of its fees and assume certain expenses to the extent that total annual fund expenses exceed 1.50% of the net assets of the Fund.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that the Fund's operating expenses remain the same and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

  AFTER ONE YEAR                                        AFTER THREE YEARS
       $153                                                   $474






                                                                               3
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THE ADVOCACY FUND
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INVESTMENT OBJECTIVE, PRINCIPAL
INVESTMENT STRATEGIES AND PRINCIPAL RISKS


CONCEPTS TO                        INVESTMENT OBJECTIVE
UNDERSTAND
                                   The  investment  objective  of  the  Fund  is  long-term  capital
FUNDAMENTAL  ANALYSIS              appreciation.  There is no  assurance  that the Fund will achieve
means the analysis of a            this objective.
company's financial
condition that is used             PRINCIPAL INVESTMENT STRATEGIES
to help forecast the
future value of its                The Fund uses a "growth at a reasonable price investing" style by
stock price.                       investing under normal  circumstances  at least 65 percent of its
This analysis includes             total assets in the common stock of large-cap  domestic companies
a review of a company's            that  the  Adviser   believes  have  superior   earnings   growth
balance sheet and income           prospects, but which are available at attractive valuations.
statement, asset history,
earnings history, product          The Adviser uses in-house research and other sources to conduct a
or service development and         fundamental analysis of prospective Fund investments.  As part of
management productivity            this analysis,  the Adviser may meet with company  managements or
PRICE/EARNINGS RATIO               visit  prospective  companies.   The  Fund  may  also  invest  in
means the price of a               companies  that the  Adviser  believes  do not have  particularly
share of stock divided             strong earnings  histories but do have other  attributes that may
by the company's earnings          contribute to accelerated growth in the foreseeable future.
per share
PRICE/CASH FLOW                    In  addition,  the Fund  seeks to  invest  in  companies  that it
means the price of a stock         believes  are making a positive  contribution  to society and the
divided by free cash flow          economy and whose business  practices meet the criteria  outlined
per share                          in "Social  Objectives"  (see  below).  A limited  portion of the
SECTOR                             portfolio will be used to purchase  securities of companies which
means a commonly used              do not have outstanding  records in their industry but which pass
grouping of industries             minimal  social  criteria,  in order to advocate  policy  changes
expected to perform                within the companies.
similarly under various
economic conditions                Common  stock often gives the owner the right to vote on measures affecting the company's  organization  and  operations.  The Fund intends to use its position as an owner to initiate dialogue with company management concerning their social and business practices and may initiate shareholder resolutions with companies.

                                   The Fund does not intend to exercise  control over the management of companies in which it invests.

                                   THE ADVISER'S PROCESSES - PURCHASING PORTFOLIO SECURITIES


                                   The Adviser's  investment  process begins with sector allocations based on economic  outlook and risk/return  expectations for each sector.  Within sector  allocations,  the Adviser seeks large-cap stocks with earnings growth  prospects that the Adviser  believes are  superior  to their  industries  but which are  available  at
                                   price/earnings   ("P/E")   ratios  or   price/cash   flow  ratios
                                   comparable to their industry peer groups.


                                   The stock selection process emphasizes companies that the Adviser believes make a positive contribution to society and the economy;
                                   however,  stocks  are  added to the  Fund  portfolio  only  after financial analysis indicates investment attractiveness.
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4
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                                                               THE ADVOCACY FUND
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Financial analysis includes multi-factor  valuation and risk modeling,  in-house fundamental  research,  including  balance sheet and income statement  analysis.
Technical  analysis is used by the Adviser to monitor  price  movements and help determine entry and exit points for specific  stocks.  The Adviser believes that companies with superior earnings growth prospects are businesses that have:

o Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets
o Proprietary products and services, new product development and product cycle leadership that sustains strong brand franchises
o A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change
o Positive records on the environment, global human rights, employee, diversity, labor issues, corporate citizenship, weapons issues and animal rights

The Adviser then focuses on those companies that, over a several year horizon, have the ability to grow at above average rates for their industries, given the Adviser's belief that superior investment returns are better achieved by low portfolio turn-over. Factors considered include:

o    Product cycles, pricing flexibility and product or geographic mix
o    Cash flow and financial strength to fund growth
o Catalysts for growth such as the development of new products, changes in business mix, regulation, or management, and industry consolidation

The Adviser then uses a range of valuation  techniques including analyses of P/E ratios  relative to the overall  equity  market,  expected  growth to P/E ratios relative to the market and  price/cash  flow to identify those  companies  whose stocks are  attractively  valued  relative to the market,  their peer groups and
their  own  price  history.   The  Adviser  selects  stocks   considering   both
diversification   by  sector  and   attractiveness  of  valuation   relative  to
prospective growth.

THE ADVISER'S PROCESSES - SELLING PORTFOLIO SECURITIES

In making its decision to sell a stock in the Fund's portfolio, the Adviser monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a stock if:

o    It subsequently fails to meet the Adviser's initial  investment  criteria
o Changes in macroeconomic conditions prompt a change in industry sector allocation
o A more attractively priced company is found or funds are needed for other purposes
o It becomes overvalued relative to the long term expectation for the stock price
o A company's positive social or environmental attributes turn negative and dialogue and shareholder engagement fail to change the company's policies

SOCIAL OBJECTIVES

In addition to its attempt to provide a positive return on your investment, the Fund includes an additional goal of creating positive social change and improving corporate practices through active stock ownership. The Adviser will seek to promote sustainable environmental, economic and social policies and practices by communicating with management of portfolio companies on critical social and environmental issues. On behalf of the Fund, the Adviser may participate in the shareholder resolution process.


The Fund's stock  selections  will emphasize  "positive  investment",  i.e., the search for, and  investment  in,  companies  making a positive  contribution  to society in both their domestic and international operations.  The Fund will seek to invest in companies that  consciously  and  continuously  strive to implement
sustainable  practices,   are  socially  progressive,   and  are  responsive  to
shareholder activism.


                                                                               5
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THE ADVOCACY FUND
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As  part of its  analysis,  the  Adviser  will  evaluate  corporate  social  and environmental performance in many areas, including but not limited to:

o    Environmental practices and policies
o    Global human rights
o    Use of sweatshop and/or child labor
o    Diversity in the workplace and in senior management positions
o    Labor-management relations
o    Corporate philanthropy and investment in local communities
o    Military contracting with the U.S. or foreign governments
o    Product safety
o    Ethical management practices
o    Animal research and testing
o    Stakeholder relations
o    Corporate governance practices
o    Corporate management incentive and compensation plans
o    Corporate lobbying practices and political action committee contributions

PRINCIPAL INVESTMENT RISKS

The value of the Fund's investments will fluctuate as the stock market fluctuates and therefore the Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth more or less than its original value. An investment in the Fund is not by itself a complete or balanced investment program.

Nevertheless,   investing  in  equity   securities  with   predominantly   large
capitalizations may be important for investors seeking a diversified  portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the value of their  investments.  This type of market  movement  may  affect the price of the  securities  of a single  issuer,  a segment of the domestic  stock market or the entire market.

All investments made by the Fund have some risk. Among other things, the market value of any security in which the Fund may invest is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of the issuer's worth.


Because the Fund invests in common stocks and makes investments based on an expectation of the companies' rate of profit growth, there is a risk that the stocks will not continue to grow at expected rates, thus causing the price of the stock to decline. There is also the risk that the market will not recognize the earnings potential of a stock.

A decline in investor demand for stocks may also adversely affect the value of these securities. In addition, the investment style for the Fund could fall out of favor with the market; that is, if investors lose interest in large capitalization stocks, then the net asset value of the Fund could also decrease.


There is also the risk that the Fund's social criteria may eliminate some stocks which might have higher returns than the stocks from which the Adviser is able to choose. Changes in company social policies might also cause the sale of stocks that subsequently perform well.






6
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                                                               THE ADVOCACY FUND
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MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

Trillium  Asset  Management   Corporation  (the  "Adviser  ")  is  a  registered
investment  adviser  founded in 1982.  The Adviser is  headquartered  in Boston,
Massachusetts.

The Adviser has been owned by its employees since inception. Ownership is broadly distributed among current employees. Wainwright Bank & Trust Company of Boston owns a 30% preferred equity position in the Adviser.


The  Adviser  and  its  predecessors  have  provided   investment  advisory  and
management  services to clients for more than eighteen  years. As of the date of this  Prospectus,  the  Adviser  has more than  $675  million  in  assets  under management.  For its services, the Adviser receives an advisory fee at an annual rate of 0.65% of the average daily net assets of the Fund.


PORTFOLIO MANAGERS

Cheryl Smith,  Ph.D., CFA, Samuel Jones Jr., CFA, and F. Farnum Brown Jr., Ph.D.
are responsible for the day-to-day investment management of the Fund. Each portfolio manager's business experience is as follows:

CHERYL I. SMITH, Ph.D., CFA, Vice President

Ms. Smith is a senior portfolio manager and research analyst covering the communications sector. Ms. Smith was with the Adviser from 1987 to 1992. From
1992 to 1997, she was a portfolio manager with United States Trust Company in Boston, Massachusetts. She rejoined the Adviser in 1997. She is a Chartered
Financial Analyst  charterholder and holds a B.S.F.S. from Georgetown University
School of  Foreign  Service.  She earned  M.A.,  M.Phil.,  and Ph.D.  degrees in
Economics from Yale University.


SAMUEL B. JONES, JR., CFA, Senior Vice President, Chief Investment Officer
Mr. Jones is a senior portfolio manager and research analyst, covering the technology, communications equipment, energy services and utility sectors. Mr.
Jones has been with the Adviser since 1992. He is a Chartered Financial Analyst charterholder and received his B.S. and M. B. A. degrees from the University of Michigan.

F. FARNUM BROWN, JR., Ph.D., Senior Vice President
Mr. Brown is a senior portfolio manager, research analyst and manager of the Durham, North Carolina office for the Adviser. Mr. Brown has been with the Adviser since 1994 and received his bachelor's, master's and doctoral degrees from the University of North Carolina at Chapel Hill.






                                                                               7
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THE ADVOCACY FUND
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OTHER SERVICE PROVIDERS

The Forum Financial Group of companies  ("Forum")  provide services to the Fund.
As of March 31, 2000, Forum provided administration and distribution services to
investment   companies   and   collective   investment   funds  with  assets  of
approximately $67 billion.

Forum Fund Services, LLC, a registered  broker-dealer and member of the National
Association  of  Securities  Dealers,   Inc.,  is  the  distributor   (principal
underwriter)  of the Fund's  shares.  The  distributor  acts as the agent of the
Trust in connection with the offering of the Fund's shares.  The distributor may
enter  into   arrangements   with  banks,   broker-dealers  or  other  financial
institutions  through which  investors may purchase or redeem shares and may, at its own expense,  compensate persons who provide services in connection with the sale or expected sale of the Fund's shares.

Forum Shareholder Services, LLC ("Transfer Agent") is the Fund's transfer agent.

DISTRIBUTION EXPENSES

The Fund has a distribution plan adopted under SEC rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees is 0.25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FUND EXPENSES

The Fund pays for all of its expenses. The Fund's expenses are comprised of its own expenses as well as Trust expenses that are allocated among the various series of the Trust. The Adviser or other service providers may voluntarily waive all or any portion of their fees, which are accrued daily and paid monthly. Any waiver would have the effect of increasing the Fund's performance for the period during which the waiver was in effect and may not be recouped at a later date.

The Adviser has undertaken to waive its fees and assume certain expenses of the Fund in order to limit the Fund's expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 1.50% or less of the average daily net assets of the Fund.











8
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                                                               THE ADVOCACY FUND
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YOUR ACCOUNT

HOW TO CONTACT                GENERAL INFORMATION
THE FUND
                              You pay no sales  charge to purchase or sell  (redeem)  shares of
WRITE TO US AT:               the Fund.  You may  purchase or sell Fund shares at the net asset
The Advocacy Fund             value per share (NAV) next  calculated  after the Transfer  Agent
P.O. Box 446                  receives  your  request  in proper  form.  For  instance,  if the
Portland, Maine 04112         Transfer  Agent  receives  your  purchase  request in proper form after  4:00  p.m.,  your  transaction  will be priced at the next
                              day's  NAV.  The  Fund  cannot   accept  orders  that  request  a
OVERNIGHT ADDRESS:            particular day or price for the  transaction or any other special
The Advocacy Fund             conditions.
Two Portland Square
Portland, Maine 04101         The Fund does not issue share certificates.

                              You will receive statements at least quarterly and a confirmation
TELEPHONE US                  of each  transaction.  You  should  verify  the  accuracy  of all
TOLL-FREE AT:                 transactions  in  your  account  as  soon  as  you  receive  your
(800) 448-0974                confirmation.

                              The Fund reserves the right to waive minimum  investment  amounts
WIRE INVESTMENTS              and may temporarily suspend (during unusual market conditions) or
(OR ACH PAYMENTS)             discontinue any service or privilege.
TO US AT:
Bankers Trust Company         WHEN AND HOW NAV IS DETERMINED The Fund  calculates its NAV as of
New York, New York            the close of the New York Stock Exchange ("NYSE")  (normally 4:00
ABA #021001033                p.m.,  Eastern time) on each weekday except days when the NYSE is closed.  The time at which NAV is  calculated  may be  changed in
FOR CREDIT TO:                case of an emergency or if the NYSE closes early.  The Fund's NAV
Forum Shareholder             is determined by taking the market value of all securities  owned
Services, LLC                 by the Fund (plus all other assets such as cash), subtracting all
Account # 01-465-547          liabilities  and then dividing the result by the number of shares
Re: The Advocacy Fund         outstanding.   The  Fund  values   securities  for  which  market
(Your Name)                   quotations  are readily  available at current  market  value.  If
(Your Account Number)         market  quotations  are not  readily  available,  the Fund values securities at estimated fair value, as determined by the Board.

                              TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution,  the policies and fees charged by that  institution  may be  different  than  those  of  the  Fund.
                              Financial  institutions  may charge  transaction fees and may set different minimum investments or limitations on buying or selling shares.  These  institutions  may also  provide you with  certain shareholder  services  such as periodic  account  statements  and trade confirmations summarizing your investment activity. Consult
                              a   representative   of  your  financial   institution  for  more
                              information.







                                                                               9
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THE ADVOCACY FUND
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BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

         CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "The Advocacy Fund" or to one or more owners of the account and endorsed to "The Advocacy Fund." For all other accounts, the check must be made payable on its face to "The Advocacy Fund." No other method of check payment is acceptable (for instance, you may not pay by travelers check).

         PURCHASES BY AUTOMATED CLEARING HOUSE ("ACH") This service allows you to purchase additional shares through an electronic transfer of money from a checking or savings account. When you make an additional purchase by telephone, the Transfer Agent will automatically debit your pre-designated bank account for the desired amount. You may call (800) 448-0974 to request an ACH transaction.

         WIRES Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                           MINIMUM INITIAL    MINIMUM ADDITIONAL
                                             INVESTMENT           INVESTMENT
Standard Minimum Accounts                       $2,000              $250
Traditional and Roth IRA Accounts               $2,000              $250
Accounts With Automatic Investment Plans        $1,000              $100

ACCOUNT REQUIREMENTS

                   TYPE OF ACCOUNT                                          REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS      o    Instructions must be signed by all persons
Individual accounts are owned by one person, as are          required to sign exactly as their names appear
sole proprietorship accounts.  Joint accounts can            on the account
have two or more owners (tenants)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)              o    Depending on state laws, you can set up a
These custodial accounts provide a way to give money         custodial account under the UGMA or UTMA
to a child and obtain tax benefits                      o    The custodian must sign instructions in a
                                                             manner indicating custodial capacity
BUSINESS ENTITIES                                       o    Submit a Corporate/Organization Resolution
                                                             form or similar document
TRUSTS                                                  o    The trust must be established before an
                                                             account can be opened
                                                        o    Provide a certified trust document, or the
                                                             pages from the trust document that identify
                                                             the trustees






10


INVESTMENT PROCEDURES

                HOW TO OPEN AN ACCOUNT                           HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                BY CHECK
o    Call or write us for an account application       o     Fill out an investment slip from a
     and/or a Corporate/Organization Resolution form         confirmation or write us a letter
o    Complete the application                          o     Write your account number on your check
o    Mail us your application and a check              o     Mail us the slip (or your letter) and the
                                                             check
BY WIRE                                                 BY WIRE
o    Call or write us for an  account  application     o     Call to  notify us of your
     incoming wire and/or a  Corporate/Organization    o     Instruct your bank to wire your money to us
     Resolution  form
o    Complete the application
o    Call us to fax the completed application and
     we will assign you an account number
o    Mail us your original application
o    Instruct your bank to wire your money to us
BY ACH PAYMENT                                          BY SYSTEMATIC INVESTMENT
o    Call or write us for an account application        o    Call or write us for a "Systematic
     and/or a Corporate/Organization Resolution form         Investment Plan" form
o    Complete the application                           o    Complete the form
o    Call us to fax the completed application and       o    Attach a voided check to your form
     we will assign you an account number               o    Mail us the form
o    Mail us your original application
o    Make an ACH payment

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Automatic investments must be for at least $100.

LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as more than four redemptions or exchanges out of the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account in the Fund) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Redemption orders are processed promptly. Generally, the Fund will send redemption proceeds to you within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. The Fund may delay sending redemption proceeds until it has collected payment for the shares you are selling, which may take up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
o    Prepare a written request including:
     o    Your name(s) and signature(s)
     o    Your account number
     o    The Fund name
     o    The dollar amount or number of shares you want to sell
     o    How and where to send the  redemption  proceeds
o    Obtain a signature  guarantee (if required)
o    Obtain other  documentation  (if required)
o    Mail us your request and  documentation
BY WIRE
o Wire requests are only available if you provided bank account information on your account application and your request is for $10,000 or more
o Call us with your request (unless you declined telephone redemption privileges on your account application (See "By Telephone") OR
o    Mail us your request (See "By Mail")
BY TELEPHONE
o Call us with your request (unless you declined telephone authorization privileges on your account application)
o    Provide the following information:
     o    Your account number
     o    Exact  name(s)  in which  the  account  is  registered
     o    Additional  form of identification
o    Your proceeds will be:
     o    Mailed to you OR
     o Wired to you (unless you did not provide bank account information on your account application (See "By Wire")
SYSTEMATICALLY
o     Complete the systematic withdrawal section of the application
o     Attach a voided check to your form
o     Mail us your completed application

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

WIRE REDEMPTION PRIVILEGES You may have your redemption proceeds wired to you if you provided bank account information on your account application or by completing a separate form. The minimum amount that may be redeemed by wire is $5,000.

                                                               THE ADVOCACY FUND
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWALS If you own shares of the Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Automatic redemptions must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. For requests made in writing, a signature guarantee is required for any of the following:

o    Sales of over $50,000 worth of shares
o    Changes to a shareholder's record name
o Redemptions from an account for which the address or account registration has changed within the last 30 days
o Sending redemption proceeds to any person, address, brokerage firm or bank account not on record
o Sending redemption proceeds to an account with a different registration (name or ownership) from yours
o Changes to automatic investment or redemption, distribution, telephone redemption or exchange option or any other election in connection with your account

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs or accounts with an established automatic investment plan), the Fund may ask you to increase your balance. If the account value is still below $1,000 (or $500 in the case of IRAs or accounts with an established automatic investment plan) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of changes in market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions in kind usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

EXCHANGE PRIVILEGES

You may exchange by telephone or in writing your Fund shares for Investor Shares of the Trust's money market funds. Because exchanges are treated as a sale and purchase of shares, they may have tax consequences.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

                                 HOW TO EXCHANGE
BY MAIL
o    Prepare a written request including:
     o    Your name(s) and signature(s)
     o    Your account number
     o    The names of the funds you are exchanging
     o    The dollar amount or number of shares you want to sell (and  exchange)
o If opening a new account, complete an account application if you are requesting different shareholder privileges
     o    Mail us your request and documentation
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o    Provide the following information:
     o    Your account number
     o    Exact name(s) in which account is registered
     o    Additional form of identification

RETIREMENT ACCOUNTS

The Fund offers both traditional and Roth IRA accounts. Before investing in any IRA or other retirement plan, you should consult your tax advisers. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

                                                               THE ADVOCACY FUND
--------------------------------------------------------------------------------

ADVISER PAST PERFORMANCE

The following table sets forth the performance data relating to the historical performance of those private account clients (i.e., non-investment company clients) managed by Trillium Asset Management Corporation (the "Adviser") that have investment objectives and investment policies, strategies and risks substantially similar to those of the Fund. The Adviser does not manage registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund. While the Adviser is primarily responsible for the Fund's performance, the information presented does not represent the past performance of any Fund. You should not consider this performance data as an indication of future performance of the Fund.

All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the actual investment advisory fees or highest investment advisory fees charged, brokerage commissions and execution costs paid by the adviser's private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculations.

You should be aware that the use of a methodology different from that used below to calculate performance could result in different performance data. The Fund's performance is calculated using the method required by the U.S. Securities and Exchange Commission ("SEC"), which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. The performance results for the private accounts would have been adversely affected (i.e., lower) if the private accounts included in the composite had been regulated as an investment company under the federal security laws.

                                             TRILLIUM ASSET MANAGEMENT
                                              CORPORATION COMPOSITES:
                                  BALANCED COMPOSITE FOR THE    LARGE CAPITALIZATION
                                  LARGE CAPITALIZATION CORE      CORE STYLE; EQUITY
            PERIOD                       STYLE(1)                  RETURNS ONLY(2)       S&P 500 INDEX(3)
3/31/97-12/31/97                         15.35%                        28.92%                29.88%
1998                                     14.57%                        30.89%                28.58%
1999                                     10.99%                        29.58%                21.03%
1 Year Ended 3/31/00(4)                  12.19%                        30.52%                17.94%
2000 to Date(4)                           2.61%                         4.36%                 2.29%
Since Inception (3/31/97)(4)             14.61%                        31.65%                27.39%

(1) The presentation above describes and contains four accounts valued, as of March 31, 2000, at $4.977 million. These four accounts include all taxable accounts managed by the Adviser which are managed in the Large Capitalization Core Style.

(2) Accounts included in the Trillium Asset Management Corporation Balanced Composite for the Large Capitalization Core Style have equity benchmarks between 35% and 45% of the total account. Therefore, for comparison purposes for the Fund, which is an equity fund, the equity segment returns are shown separately.

(3) The S&P 500(R) Index is the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock. The index figures assume reinvestment of all dividends paid by stocks included in the index. One cannot invest directly in the index.

(4) Average annual return through March 31, 2000. Returns for less than a one year period are not annualized.

THE ADVOCACY FUND
--------------------------------------------------------------------------------

OTHER INFORMATION

DISTRIBUTIONS

The Fund distributes its net investment income quarterly and net capital gain at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Fund's distribution of net income (or short-term capital gain) is taxable to you as ordinary income. The Fund's distribution of long-term capital gain is taxable to you as long-term capital gain.

If you buy shares just before the Fund makes a distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. The sale or exchange of Fund shares is a taxable transaction for income tax purposes.

The Fund will send you information about the income tax status of distributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax adviser. You should also consult your tax adviser regarding any state and local taxes that may be applicable to the Fund's distributions.

FINANCIAL HIGHLIGHTS

Financial highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

FOR MORE INFORMATION                                                                 [LOGO] TRILLIUM
                                                                                            ASSET MANAGEMENT

The following documents will be available free upon request:


                           ANNUAL/SEMI ANNUAL REPORTS
    The Fund will provide annual and semi-annual reports to shareholders that        THED
    will provide additional information about the Fund's investments. In the         ADVOCACY
  Fund's annual report, you will find a discussion of the market conditions and      FUND
    investment strategies that significantly affected the Fund's performance during its preceding fiscal year.


                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
  The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.


                               CONTACTING THE FUND
                  You can get free copies of both reports (when
                      available) and the SAI, request other
                information and discuss your questions about the
                         Fund by contacting the Fund at:

                         Forum Shareholder Services, LLC
                                  P.O. Box 446
                              Portland, Maine 04112
                           (800) 448-0974 (toll free)


                 SECURITIES AND EXCHANGE COMMISSION INFORMATION                      The Advocacy Fund
   You can also review the Fund's reports and SAI at the Public Reference Room       Two Portland Square
    of the Securities and Exchange Commission ("SEC"). The scheduled hours of        Portland, ME 04101
      operation of the Public Reference Room may be obtained by calling the          (800) 448-0974
    SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mail or by writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102                               Adviser
                       E-mail address: public info@sec.gov                           Trillium Asset Management Corporation
                                                                                     711 Atlantic Avenue
          Free copies of the Fund's reports(when available) and SAI are              Boston, MA 02111
        available from the SEC's Internet Web Site at http://www.sec.gov.            (800) 548-5684





                    Investment Company Act File No. 811-3023.